UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2011 (November 17, 2011)

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

CONNECTICUT	1-5224	06-0548860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive New Britain, Connecticut		06053
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2011, Stanley Black & Decker, Inc. (the “Company”) completed a public offering of $400,000,000 aggregate principal amount of its 3.40% Notes due 2021 (the “Notes”). The Notes were offered under the Company’s Registration Statement on Form S-3ASR (Registration No. 333-178017), dated November 16, 2011.

The Notes were issued under an Indenture, dated November 1, 2002 (the “Initial Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, as supplemented by the Second Supplemental Indenture, dated as of March 12, 2010 (the “Second Supplemental Indenture”), and the Fourth Supplemental Indenture, dated as of November 22, 2011 (the “Fourth Supplemental Indenture,” and, together with the Second Supplemental Indenture and the Initial Indenture, the “Indenture”). The Indenture includes customary agreements and covenants by the Company.

The Notes are the Company’s unsecured obligations and rank equally in right of payment with all of its other unsecured and unsubordinated indebtedness from time to time outstanding. The Notes are guaranteed on a senior unsecured basis (the “Guarantee”) by the Company’s subsidiary, The Black & Decker Corporation (“Black & Decker”).

The Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Notes, the Guarantee and the Fourth Supplemental Indenture are qualified in their entirety by reference to such exhibit.

The Notes were priced to investors at 99.898% of the principal amount. The Notes will mature on December 1, 2021. Interest on the Notes will be payable on June 1 and December 1 of each year, beginning on June 1, 2012. The interest rate on the Notes is 3.40% per annum.

The Notes are redeemable, in whole or in part, at any time and from time to time, at the Company’s option. The redemption price for the Notes to be redeemed on any redemption date that is prior to September 1, 2021 will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of interest and principal on the notes to be redeemed (exclusive of interest accrued and unpaid to, but not including, the date of redemption) discounted to the date of redemption on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the then current Treasury Rate plus 25 basis points, plus, in each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to but not including the date of redemption. The redemption price for the Notes to be redeemed on any redemption date that is on or after September 1, 2021 will be equal to 100% of the principal amount of the Notes being redeemed on the redemption date, plus accrued and unpaid interest to, but not including, the date of redemption.

Upon the occurrence of a change of control triggering event, unless the Company has exercised its option to redeem the Notes as described above, the Company will be required to make an offer to repurchase all outstanding Notes at a price in cash equal to 101% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the purchase date.

On November 17, 2011, the Company and Black & Decker entered into an underwriting agreement, with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co. (collectively, the “Underwriters”) relating to the underwritten public offering of the Notes together with the Guarantee (the “Underwriting Agreement”). Pursuant to the terms of the Underwriting Agreement, the Company and Black & Decker sold the Notes and Guarantee to the Underwriters at a price of 99.248% of the principal amount thereof. The Underwriting Agreement contains usual and customary terms, conditions, representations and warranties and indemnification provisions. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses. In addition, certain of the Underwriters and their respective affiliates are lenders, and in some cases agents for the lenders, under our credit facilities. In particular, Citigroup Global Markets Inc. is a lead arranger and book runner of the Company’s credit facility, which consists of an $1.2 billion revolving credit agreement entered into on March 11, 2011. Citibank, N.A., an affiliate of Citigroup Global Markets Inc., also serves as administrative agent under such facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above related to the Fourth Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

The following materials are filed as an exhibit to this Current Report on Form 8-K:

(d) Exhibits

1.1	Underwriting Agreement, dated November 17, 2011, among Stanley Black & Decker, Inc., The Black & Decker Corporation and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.
4.1	Fourth Supplemental Indenture, dated as of November 22, 2011, among Stanley Black & Decker, Inc., The Black & Decker Corporation, as Guarantor, and the Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 3.40% Notes due 2021.
5.1	Opinion of Donald J. Riccitelli with respect to the legality of the Notes.
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Stanley Black & Decker, Inc., with respect to the legality of the Notes.
5.3	Opinion of Miles & Stockbridge P.C., Maryland counsel to The Black & Decker Corporation, with respect to the legality of the Guarantee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.

By:	/s/ Bruce H. Beatt
Name:	Bruce H. Beatt
Title:	Senior Vice President, General Counsel
and Secretary

Dated: November 22, 2011

Exhibit Index

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated November 17, 2011, by and among Stanley Black & Decker, Inc., The Black & Decker Corporation and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.
4.1	Fourth Supplemental Indenture, dated as of November 22, 2011, among Stanley Black & Decker, Inc., The Black & Decker Corporation, as Guarantor, and the Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 3.40% Notes due 2021.
5.1	Opinion of Donald J. Riccitelli with respect to the legality of the Notes.
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Stanley Black & Decker, Inc., with respect to the legality of the Notes.
5.3	Opinion of Miles & Stockbridge P.C., Maryland counsel to The Black & Decker Corporation, with respect to the legality of the Guarantee.